Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

November 24, 2009

Canaccord Capital Corporation

As representative of the Purchasers

Suite 3000 Brookfield Place

161 Bay Street

Toronto, Ontario, M5J 2S1

Ladies and Gentlemen:

Pursuant to an underwriting agreement, dated as of November 5, 2009 (the “Underwriting Agreement”), among the TransAtlantic Petroleum Ltd. (the “Company”), Canaccord Capital Corporation (the “Representative”) and the other underwriters named therein (with the Representative, collectively, the “Underwriters”), the Company is selling 38,298,600 Common Shares (the “Initial Shares”) to the Underwriters and may sell an additional 5,744,790 Common Shares to the Underwriters or their Affiliates, agents or standby purchasers to cover over-allotments (the “Over-Allotment Shares”). In addition, the Company is selling contemporaneously 4,255,400 Common Shares (the “Dalea Shares”) to Dalea Partners, LP (“Dalea”). To induce the Underwriters to purchase the Initial Shares and the Over-Allotment Shares (if any) and to induce Dalea to purchase the Dalea Shares, the Company is entering into this Registration Rights Agreement (the “Agreement”) with the Representative on behalf of the Holders (as defined below) and Dalea, as follows:

1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

“Additional Filing Date” shall have the meaning set forth in Section 3(c).

“Additional Registration Statement” shall have the meaning set forth in Section 3(c).

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with another Person.

“Commission” means the U. S. Securities and Exchange Commission.

“Common Shares” means the Company’s common shares, par value $0.01 per share, and any securities into which such shares may hereinafter be classified.

“Effective Date” shall have the meaning set forth in Section 2(b).

“Effectiveness Deadline” means, with respect to the Initial Registration Statement, February 15, 2010 and with respect to any Additional Registration Statements which may be required pursuant to Section 3(c), the 100th calendar day following the date on which an Additional Registration Statement is required to be filed hereunder.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

“Event” shall have the meaning set forth in Section 2(d).

“Event Date” shall have the meaning set forth in Section 2(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Securities” shall have the meaning set forth in Section 3(c).

“Filing Date” means, with respect to the Initial Registration Statement, December 30, 2009 and, with respect to any Additional Registration Statement which may be required pursuant to Section 3(c), the Additional Filing Date, as defined in Section 3(c).

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party “ shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Inspectors” shall have the meaning set forth in Section 7(c).

“Investors” shall mean one or more Persons who are not Affiliates of the Company and who acquire up to 750,000 Common Shares of the Company contemporaneous with the sale of the Initial Shares.

“Losses” shall have the meaning set forth in Section 6(a).

“Person” shall mean an individual, corporation, limited liability company, partnership, trust, joint venture, government (or an agency or subdivision thereof) or other entity of any kind.

“Plan of Distribution” shall have the meaning set forth in Section 2(a) and shall be in the form of ANNEX A hereto.

“Proceeding” shall have the meaning set forth in Section 6(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Records” shall have the meaning set forth in Section 7(c).

“Registrable Securities” means all of (i) the Initial Shares, (ii) the Over-Allotment Shares, (iii) the Dalea Shares and (iv) any Common Shares issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Common Shares; provided, however, that the Common Shares shall cease to be Registrable Securities hereunder when such shares could be sold by a non-Affiliate of the Company under Rule 144 without limitation or condition. For the avoidance of doubt, under the provisions of Rule 144 as currently in effect on the date hereof, the parties agree that the Registrable Securities would cease to be Registrable Securities hereunder on the one year anniversary of the date of this Agreement.

“Registration Statement” means the registration statements required to be filed hereunder and any Additional Registration Statement contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Required Holders” means Persons holding at least 66% of the Registrable Securities at the time of the action taken by the Holders.

“SEC Guidance” means (i) any written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a) and shall be in the form of ANNEX B hereto.

“Trading Day” means a day on which the New York Stock Exchange is open for trading.

“Trading Market” means the trading exchange or market where the Common Shares are listed or regularly traded in Canada; provided that the Company shall be permitted to change the trading exchange or market to an exchange in the United States during the term of this Agreement, in which case, the term Trading Market shall mean such trading exchange or market in the United States.

2. REGISTRATION.

(a) Registration Statement On or prior to the Filing Date, the Company shall prepare and file with the Commission the Initial Registration Statement covering the resale of all or such portion as permitted by SEC Guidance (provided that, the Company shall use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities) of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. The Registration Statement shall be on Form S-1 (or another appropriate form in accordance herewith) and shall contain (unless subject to Commission comments or otherwise directed by the Required Holders) substantially the “Plan of Distribution” attached hereto as ANNEX A. The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of additional Common Shares resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Registration Statement shall not include any Common Shares or other securities for the account of any other holder without the prior consent of the Required Holders.

(b) Effectiveness Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, but in any event prior to the applicable Effectiveness Deadline, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by the Registration Statement have been sold, or could be sold by non-Affiliates of the Company without limitation or condition (the “Effectiveness Period”). The Company shall request effectiveness of a Registration Statement on or prior to 5:00 p.m. New York City time on a Trading Day. The Company shall notify the Representative of the effectiveness of a Registration Statement on the same Trading Day that the Company confirms effectiveness with the Commission, which shall be the date on which the Commission declared the Registration Statement effective (the “Effective Date”). The Company shall, by 9:30 a.m. New York City time on the Trading Day after the Effective Date, file a final Prospectus with the Commission as required by Rule 424 under the Securities Act.

(c) Share Reduction Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities to be registered on a particular Registration Statement (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities to be registered pursuant to such Registration Statement will be reduced to the extent provided in Section 3(c).

(d) Registration Default If:

(i)	the Initial Registration Statement is not filed on or before its Filing Date;

(ii)	the Initial Registration Statement is not declared effective by the Commission on or before the Effectiveness Deadline;

(iii)	the Initial Registration Statement is not declared effective by the Commission on or before April 15, 2010;

(iv)	the Initial Registration Statement is not declared effective on or before May 15, 2010;

(v)	on the 181st day after the date hereof, the Company (1) is not on such date subject to the reporting requirements of Section 13 or 15(d) of the

Exchange Act; (2) has not been for a period of at least 90 days immediately before such date, subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; or (3) has not filed all required reports under Section 13 or 15(d) of the Exchange Act, as applicable, during the twelve months preceding such date, other than Form 8-K reports, as a result of which the Holders who are not Affiliates of the Company are not be able to sell their Registrable Securities under Rule 144;

(any such failure or breach being referred to as an “Event”, and the date on which such Event occurs being referred to as an “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, within four calendar days of each such Event Date, the Company shall mail a check payable to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to the product of (x) 1% (0.5% in the case of an Event specified in Section 2(d)(ii)), times (y) CDN$2.35, times (z) the number of unregistered Registrable Securities then held by such Holder. A Holder may request that the Company issue the check to such Holder denominated in U.S. dollars, provided that in calculating the amount of U.S. dollars the Company may use the exchange rate between Canadian dollars and U.S. dollars as of the opening of business on the date the check is issued. If the Company fails to mail a check for any liquidated damages pursuant to this Section in full within seven calendar days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. Notwithstanding the foregoing, in no event shall Dalea be entitled to liquidated damages under this Section 2(d). Notwithstanding the foregoing, in no event shall the Company be liable for the failure to pay any liquidated damages (and no interest shall accrue thereon) arising from the failure of a Holder to provide the Company with a valid mailing address for such Holder.

3. REGISTRATION PROCEDURES.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Furnish Information Not less than five Trading Days prior to the first filing of the Initial Registration Statement, not less than five Trading Days prior to the first filing of an Additional Registration Statement and not less than one Trading Day prior to the filing of a Prospectus or an amendment or supplement to a Registration Statement (including any document that would be incorporated or deemed to be incorporated therein by reference), (i) furnish to each Holder (or its counsel) copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Required Holders shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than three Trading Days after the Holders have been so furnished copies of the first filing of the Initial Registration Statement or Additional Registration Statement or one Trading Day after the Holders have been so furnished copies of a Prospectus or an amendment or supplement to a Registration Statement.

(b) Amendments (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such Additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424 under the Securities Act if required thereby; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Share Reduction Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required under this Agreement to file, amend or request acceleration of a Registration Statement for any offering that pursuant to SEC Guidance would be deemed to constitute a primary offering of securities by the Company. In the event that, as a result of the operation of the preceding sentence, the Company cannot include all of the Registrable Securities in the Registration Statement, then the Company shall include in the Registration Statement the maximum number of Registrable Securities that can be included therein without causing the Registration Statement to be deemed to register a primary offering by the Company, with the number of Registrable Securities included in the Registration Statement allocated first pro-rata among the Holders who are not Affiliates of the Company up to the maximum number of Registrable Securities held by such Holders, second pro-rata among the Investors who have Common Shares included in the Registration Statement up to the aggregate number of Common Shares of the Investors included therein, and third pro-rata to Dalea and other Affiliates of the Company; provided, however, that Registrable Securities of non-Affiliates of the Company may be reduced non-pro-rata or excluded from a Registration Statement if SEC Guidance identifies those Holders as participating in an indirect primary offering of securities. For the avoidance of doubt, Holders of Registrable Securities not included in the Initial Registration Statement as a result of this Section 3(c) will not be entitled to receive liquidated damages under Section 2(d) as a result of having such Registrable Securities not included in the Initial Registration Statement. With respect to any Registrable Securities that are not included in the Registration Statement, other than Registrable Securities held by Dalea or any Affiliates of the Company (the “Excluded Securities”), the Company shall include the Excluded Securities in a subsequently filed second Registration Statement (the “Additional Registration Statement”) that is filed on the earliest possible date on which Excluded Securities can be included in the Additional Registration Statement without the Additional Registration Statement being deemed to register a primary offering of securities by the Company; provided that such Additional Registration Statement shall be filed no later than six months from the date the Initial Registration Statement is declared effective by the Commission (the “Additional Filing Date”), and provided, further, if the Company is advised by the Commission that the inclusion of all Excluded Securities in the Additional Registration Statement would cause the Additional Registration Statement to be deemed a registration of a primary offering by the Company, then such Additional Registration Statement shall include only the maximum number of Excluded Securities that could be included in such Registration Statement without it being deemed to be a registration for a primary offering by the Company, and a further Additional Registration Statement shall be filed as provided for in this Section 3(c) for the balance of the Excluded Securities, except that the Additional Filing Date shall be no later than six months from the date the Commission declares the immediately preceding Additional Registration Statement effective.

(d) Notice to Holders Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (iv) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein, other than pursuant to Rule 3-12 or Rule 8-08 of Regulation S-X; (v) any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that the Company may send the Holder a generic notice stating that the use of the Prospectus must be suspended until further notice and that any and all of such information itself shall not be disclosed to the Holder, unless the Holder specifically requests disclosure of such information and signs a confidentiality agreement in form and substance reasonably satisfactory to the Company providing that such Holder shall keep the information confidential until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided further, that notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

(e) Avoid Stop Order Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Conformed Copies At the request of any Holder, furnish to such Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Holder, and all exhibits to the extent requested by such Holder (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission request therefore.

(g) Use of Prospectus Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h) Blue Sky Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i) Stock Certificates If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Securities Act, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(j) Post-Effective Amendment Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(j) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12 month period.

(k) Listing Prior to the Effective Date, seek to list all of the Registrable Securities on the Trading Market where the Common Shares are listed or traded.

(l) Regulatory Compliance Comply in all material respects with all applicable rules and regulations of the Commission and other applicable regulatory agencies or Trading Markets.

4. OBLIGATIONS OF THE HOLDERS.

(a) Questionnaire Each Holder agrees to furnish to the Company a completed Selling Shareholder Questionnaire in the form attached to this Agreement as Annex B by the earliest to occur of (i) not less than two Trading Days prior to the Filing Date or (ii) December 4, 2009. Each Holder further agrees that it shall not be entitled to be named as a selling security holder in a Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Shareholder Questionnaire. If a Holder of Registrable Securities returns a Selling Shareholder Questionnaire after the deadline specified in the previous sentence, the Company shall use its commercially reasonable efforts to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Shareholder Questionnaire; provided that the Company shall not be required to file an additional Registration Statement solely for such shares. Each Holder acknowledges and agrees that the information in the Selling Shareholder Questionnaire will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(b) Beneficial Ownership The Company may require each Holder to furnish to the Company a certified statement as to the number of Common Shares beneficially owned by such Holder and the natural persons thereof that have voting and dispositive control over the Registrable Securities. During any periods that any Holder fails to furnish information required hereunder within three Trading Days of the Company’s request, (i) any liquidated damages that are accruing or payable (including interest thereon) at such time as to such Holder only shall be tolled, (ii) any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company, and (iii) the

Company shall be permitted to exclude such Holder from the Registration Statement, the Prospectus and any amendment or supplement thereto, provided that as soon as such information is furnished, the Company shall use its commercially reasonable efforts to include such Holder on the Registration Statement after filing.

(c) Delivery Requirement Each Holder covenants and agrees that it will comply with the plan of distribution set forth in the Prospectus and the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(d) Discontinued Disposition Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

5. REGISTRATION EXPENSES. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses) (A) with respect to filings required to be made with any Trading Market on which the Common Shares are then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any Trading Market as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or any legal fees or other costs of the Holders.

6. INDEMNIFICATION.

(a) Indemnification by the Company The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and

the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished to the Company by, or on behalf of, such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved ANNEX A hereto for this purpose and the information provided in writing to the Company by such Holder in its completed questionnaire in the form attached hereto as ANNEX B) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the advice contemplated in Section 4(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any proceeding (a “Proceeding”) arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b) Indemnification by Holders Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished by, or on behalf of, such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved ANNEX A hereto for this purpose and the information provided in writing to the Company by such Holder in its completed questionnaire in the form attached hereto as ANNEX B), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the advice contemplated in Section 4(d).

(c) Conduct of Indemnification Proceedings (i) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party “) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except to the extent that such failure shall have prejudiced the Indemnifying Party. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation, absence a judicial finding of actual fraud by such Holder.

(ii) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (A) the Indemnifying Party has agreed in writing to pay such fees and expenses; (B) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (C) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(iii) Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party, provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined to be not entitled to indemnification hereunder.

(d) Contribution. (i) If the indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

(iii) The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7. INSPECTION RIGHTS.

(a) Filing Periodic Reports The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules thereunder, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell its Registrable Shares without registration under the Securities Act within the exemption provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission. Upon request, the Company shall provide to a Holder written certification of its compliance with the provisions of this Section 7(a).

(b) Inspection If any Holder is required under applicable securities laws to be described in the Registration Statement as an underwriter, the Company shall make available for inspection by (i) such Holder, (ii) counsel and (iii) one firm of accountants or other agents retained by the Holder (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and shall not make any disclosure or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (B) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement. Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Holder) shall be deemed to limit the Holders’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

8. MISCELLANEOUS.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback Registrations Except for up to 750,000 Common Shares held by Investors, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Initial Registration Statement other than the Registrable Securities. The Company shall not file any other registration statements until the Initial Registration Statement required hereunder is declared effective by the Commission, provided that this Section 8(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement or a registration statement on Form S-8 with respect to a stock option or other employee benefit plan. To the extent that any Registration Statement includes securities other than Registrable Securities, if the Company is required to reduce the amount of securities that can be registered under SEC Guidance, the Holders’ Registrable Securities will be reduced only after all such other securities that are included have been reduced in full.

(c) Piggyback Registrations Subject to the permissibility of registering additional Registrable Securities pursuant to SEC Guidance, if at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within ten calendar days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all of such Registrable Securities such Holder requests to be registered, unless in the case of an underwritten offering, the underwriter requires a cutback, in which event the Holder shall be treated pari passu with all other selling shareholders; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 8(c) that are the subject of a then effective Registration Statement.

(d) Amendments and Waivers The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Required Holders. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(e) Notices Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be given to the Company at Suite 1755, 5910 N. Central Expressway, Dallas, Texas, 75206, Attn: General Counsel, and to the Holders at their addresses given in their respective Selling Shareholder Questionnaires, and delivered in person, sent by facsimile, e-mail, mail or recognized overnight courier, or to such other address as any Holder may hereafter duly give to the Company or the Company may hereafter duly give to the Holders.

(f) Successors and Assigns This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder who shall have all rights and obligations with respect to this Agreement as though it were a signatory hereof with respect to its Registrable Securities. The Company may not assign its rights (except by merger) or obligations hereunder without the prior written consent of the Required Holders. Each Holder may assign its respective rights hereunder provided the Company is given notice of the transfer and the proposed transferee, such proposed transferee agrees in writing with the Company to be bound by all of the provisions hereof to the extent the transferring Holder is bound and the transfer is in compliance with an applicable exemption from the registration provisions of the Securities Act and any legend on the Registrable Securities.

(g) No Inconsistent Agreements The Company has not entered into as of the date hereof, and the Company on or after the date hereof shall not enter into, any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Other than the Registration Rights Agreement, dated June 22, 2009, by and among the Company, Canaccord Capital Corporation and Dalea Partners, LP, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full or waived with respect to the Company’s compliance with the terms thereof.

(h) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(i) Entire Agreement This Agreement and the Annexes hereto constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and documents (whether written or oral) among the parties with respect to the subject matter hereof and thereof.

(j) Governing Law This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith.

(k) Cumulative Remedies The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(l) Severability If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Headings The headings in this Agreement are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

(n) Independent Nature of Holders’ Obligations The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

* * * * *

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

TRANSATLANTIC PETROLEUM LTD.

By:	/s/ Matthew McCann
	Name:	Matthew McCann
	Title:	CEO

CANACCORD CAPITAL CORPORATION

By:	/s/ Bruce McDonald
	Name:	Bruce McDonald
	Title:	Managing Director, Investment Banking,
Head of Global Energy

DALEA PARTNERS, LP

By:	/s/ N. Malone Mitchell, 3rd
	Name:	N. Malone Mitchell, 3rd
	Title:	Manager of the General Partner

ANNEX A

PLAN OF DISTRIBUTION

Each Selling Stockholder (the “Selling Stockholders”) of the Common Shares and any of their pledgees (which are accredited investors (as defined in Regulation D under the Securities Act) or which are in connection with bona fide margin accounts with a registered broker-dealer or financial institution which is an accredited investor), assignees and successors-in-interest may, from time to time, sell any or all of their Common Shares on the stock exchange, market or trading facility on which the Common Shares are traded or in private transactions. These sales may be at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the Common Shares, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Shares in the course of hedging the positions they assume. The Selling Stockholders may also sell Common Shares short after the effective date of the registration statement of which this prospectus is a part and deliver Common Shares registered hereby to close out their short positions and to return borrowed shares in connection with such short sales, or loan or pledge the Common Shares to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Shares. In no event shall any broker dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the Common Shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the Common Shares by the Selling Stockholders.

The Company has agreed to keep this prospectus effective until the earlier of (i) the date on which Common Shares held by Selling Stockholders who are not Affiliates of the Company may resell such shares without registration and without regard to any limitations by reason of Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The Common Shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the Common Shares may not simultaneously engage in market making activities with respect to the Common Shares for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of Common Shares by the Selling Stockholders or any other person.

ANNEX B

TRANSATLANTIC PETROLEUM LTD.

SELLING SHAREHOLDER QUESTIONNAIRE

TransAtlantic Petroleum Ltd., a Bermuda corporation (the “Company”), has entered into a Registration Rights Agreement providing for the registration of certain common shares held by the undersigned (the “Registration Rights Agreement”). The undersigned beneficial owner of Registrable Securities (as defined in the Registration Rights Agreement) understands that the Company intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement. A copy of the Registration Rights Agreement is available from the Company upon request. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and the related prospectus.

PLEASE FAX OR E-MAIL A COPY OF THE COMPLETED AND EXECUTED

NOTICE AND SELLING SHAREHOLDER QUESTIONNAIRE, AND RETURN THE

ORIGINAL BY OVERNIGHT MAIL, TO:

Haynes and Boone, LLP

2323 Victory Avenue, Suite 700

Dallas, Texas 75219-7673

Attn: Yuki P. Whitmire

Fax: (214) 200-0912

Email: yuki.whitmire@haynesboone.com

NOTICE

The undersigned beneficial owner (the “Selling Shareholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. NAME.

1. Full Legal Name of the Selling Shareholder

2. Full Legal Name of the Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

3.      Full Legal Name of all Natural Control Persons (which means each natural person who directly or indirectly through any contract, arrangement, understanding, relationship or otherwise, has the sole or shared power to vote or dispose of the securities covered by the questionnaire):

4.      Relationships between the Natural Control Person(s) and the Selling Shareholder and between the Natural Control Person(s) and the Registered Holder, if applicable (i.e., general partner-limited partnership, trustee-trust, etc.):

2. ADDRESS FOR NOTICES TO SELLING SHAREHOLDER:

Telephone:

Fax:

Contact Person:

e-mail:

3. BROKER-DEALER STATUS:

(a)	Are you a broker-dealer?

Yes [    ]        No [    ]

2.	If you are a broker-dealer, did you receive your Registrable Securities as compensation for investment banking services to the Company?

(Please respond to this Section 3(b) only if you responded “yes” to Section 3(a).)

Yes [    ]        No [    ]

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

3.	Are you an affiliate of a broker-dealer?

Yes [    ]        No [    ]

If you are an affiliate of a broker-dealer, please describe the relationship between you and the broker-dealer (i.e., employee-employer, husband-wife, etc.):

4.	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

(Please respond to this Section 3(d) only if you responded “yes” to Section 3(c).)

Yes [    ]        No [    ]

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. BENEFICIAL OWNERSHIP OF OTHER SECURITIES OF THE COMPANY OWNED BY THE SELLING SHAREHOLDER.

EXCEPT AS SET FORTH BELOW IN THIS ITEM 4, THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE COMPANY OTHER THAN REGISTRABLE SECURITIES.

Type and Amount of securities of the Company beneficially owned by the Selling Shareholder (other than the Registrable Securities that are being registered pursuant to the Registration Statement):

5. RELATIONSHIPS WITH THE COMPANY:

EXCEPT AS SET FORTH BELOW, NEITHER THE UNDERSIGNED NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS OR PRINCIPAL EQUITY HOLDERS (OWNERS OF 5% OF MORE OF THE EQUITY SECURITIES OF THE UNDERSIGNED) HAS HELD ANY POSITION OR OFFICE OR HAS HAD ANY OTHER MATERIAL RELATIONSHIP WITH THE COMPANY (OR ITS PREDECESSORS OR AFFILIATES) DURING THE PAST THREE YEARS.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

The undersigned understands and acknowledges that it may receive certain information (“Confidential Information”) from or on behalf of the Company in accordance with the Registration Rights Agreement and that such information is confidential and may constitute material, non-public information. The undersigned agrees to maintain all Confidential Information strictly confidential until such time as the Company has filed the Confidential Information with the Commission or until the Confidential Information otherwise becomes publicly available.

The undersigned consents to the delivery of correspondence, documents and notices to the e-mail address provided in Item 2 hereof. By signing below, the undersigned agrees to be bound by the terms and conditions of the Registration Rights Agreement as if the undersigned were a signatory to the Registration Rights Agreement.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title: